Filed pursuant to Rule 497(k)
File Nos. 033-88316 and 811-08932

ARTISAN PARTNERS FUNDS, INC.

ARTISAN GLOBAL SMALL CAP FUND

(the “Fund”)

SUPPLEMENT DATED NOVEMBER 18, 2016

TO THE FUND’S SUMMARY PROSPECTUS

CURRENT AS OF THE DATE HEREOF

On November 18, 2016 the board of directors (the “board”) of Artisan Partners Funds, Inc. (“Artisan Partners Funds”) approved a plan of liquidation (the “Plan”) pursuant to which the Fund is expected to cease operations and be liquidated on or about January 20, 2017 (the “Liquidation Date”).

Effective as of the close of business on December 21, 2016, shares of the Fund will no longer be available for purchase by new or existing investors or be available for exchanges from the other series of Artisan Partners Funds, but the Fund may continue to sell shares through existing asset allocation programs investing in the Fund, automatic investment programs, such as automatic investments through 401(k) plans, and reinvestment of any dividends and distributions. Effective as of the close of business on January 10, 2017, the Fund shall cease selling shares and shall be closed to all purchases. From and after such date, the Fund will seek to convert its portfolio securities and other assets to cash or cash equivalents. The Fund may depart from its stated investment objectives and policies as it prepares to liquidate its assets and distribute them to shareholders.

Any shares of the Fund outstanding as of the close of business on the Liquidation Date will be automatically redeemed as of the close of business on that date. As soon as practicable after the Liquidation Date, the Fund will distribute pro rata to the Fund’s shareholders of record as of the close of business on the Liquidation Date all of the remaining assets of the Fund, after paying, or setting aside the amount to pay, any expenses and liabilities of the Fund. The Fund intends to make the pro rata distribution to shareholders in cash.

For taxable shareholders, the redemption of shares of the Fund at the liquidation will generally be treated as any other redemption of shares – that is, as a taxable sale or exchange that may result in a gain or loss to shareholders for U.S. federal income tax purposes. The Fund may make one or more distributions of income and/or net capital gains on or prior to the Liquidation Date in order to eliminate Fund-level taxes.

At any time prior to the Liquidation Date, shareholders may redeem or exchange their shares of the Fund, as described in “Redeeming Shares” and “Exchanging Shares” in the Fund’s prospectus.

The Fund’s investment adviser, Artisan Partners Limited Partnership, has agreed to voluntarily waive its management fee in the amount of $15,000 and will bear all costs directly related to the liquidation other than transaction costs associated with selling portfolio securities in the liquidation, which are estimated to be approximately $30,000 based on current holdings.

Please Retain This Supplement for Future Reference